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                                                               EXHIBIT 23.2




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 25, 1993 included in King World Productions, Inc.'s Form 10-K for the year ended August 31, 1993 and to all references to our firm included in this registration statement.


                                              ARTHUR ANDERSEN & CO.



New York, New York
July 20, 1994